UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 16, 2005
(Date of earliest event reported)

Inland American Real Estate Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-51609	34-2019608
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant's telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

We are filing this Form 8K/A to include financial information regarding properties we acquired.

Item 9.01.  Financial Statements, ProForma Financial Information and Exhibits

(a)

Financial Statements

Index to Financial Statements

Page
Inland American Real Estate Trust, Inc.:

Balance Sheets at September 30, 2005 (unaudited) and December 31, 2004	F-1

Statements of Operations (unaudited) for the three and nine months ended September 30, 2005	F-2

Statement of Stockholders' Equity (unaudited) for the nine month period ended September 30, 2005	F-3

Statements of Cash Flows (unaudited) for the nine months ended September 30, 2005	F-4

Notes to Financial Statements at September 30, 2005	F-5

Pro Forma Balance Sheet at September 30, 2005 (unaudited)	F-12

Notes to Pro Forma Balance Sheet at September 30, 2005 (unaudited)	F-14

Pro Forma Statement of Operations for the nine months ended September 30, 2005 (unaudited)	F-18

Notes to Pro Forma Statement of Operations for the nine months ended September 30, 2005 (unaudited)	F-20

Pro Forma Statement of Operations for the year ended December 31, 2004 (unaudited)	F-21

Notes to Pro Forma Statement of Operations for the year ended December 31, 2004 (unaudited)	F-23

Triangle Mall:

(a) Independent Auditors' Report	F-25

(b) Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the nine months ended September 30, 2005 (unaudited)	F-26

(c) Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the nine months ended September 30, 2005 (unaudited)	F-27

Properties Acquired from New Quest Properties:

(a) Independent Auditors' Report	F-29

(b) Combined Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the nine months ended September 30, 2005 (unaudited)	F-30

(c) Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the nine months ended September 30, 2005 (unaudited)	F-31

Paradise Shops of Largo:

(a) Historical Summary of Gross Income and Direct Operating Expenses for the period from July 1, 2005 to September 30, 2005 (unaudited)	F-34

(b) Notes to Historical Summary of Gross Income and Direct Operating Expenses for the period from July 1, 2005 to September 30, 2005 (unaudited)	F-35

SBC Center:

Summary Financial Information for SBC Communications, Inc., as of December 31, 2004, 2003, and 2002, which is subject to net lease.	F-36

Monadnock Marketplace:

(a) Independent Auditors' Report	F-38

(b) Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the nine months ended September 30, 2005 (unaudited)	F-39

(c) Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the nine months ended September 30, 2005 (unaudited)	F-40

Lakewood Mall:

(a) Independent Auditors' Report	F-42

(b) Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the nine months ended September 30, 2005 (unaudited)	F-43

(c) Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the nine months ended September 30, 2005 (unaudited)	F-44

Lake View :

(a) Independent Auditors' Report	F-46

(b) Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the nine months ended September 30, 2005 (unaudited)	F-47

(c) Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 and the nine months ended September 30, 2005 (unaudited)	F-48

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND AMERICAN REAL ESTATE TRUST, INC.

By:	/s/ Lori J. Foust
Name:	Lori J. Foust
Title:	Treasurer and Principal Accounting Officer
Date:	January 13, 2006

Inland American Real Estate Trust, Inc.

(A Maryland Corporation)

Balance Sheets

September 30, 2005 and December 31, 2004

ASSETS

	September 30, 2005	December 31, 2004
	(unaudited)

Cash	$216,700	200,000
Restricted cash	479,500	-
Other assets	346,987	-
Deferred offering costs	2,039,571	531,465

Total assets	$3,082,758	731,465

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
Accounts payable	$230,277	10,000
Due to affiliates	37,770	-
Accrued offering costs to non-affiliates	230,478	170,936
Accrued offering costs to affiliates	63,395	2,310
Restricted cash liability	479,500	-
Advances from sponsor	1,980,967	372,219

Total liabilities	3,022,387	555,465

Commitments and contingencies (Note 3)

Stockholder's equity:
Preferred stock, $.001 par value, 40,000,000 shares authorized, none outstanding	-	-
Common stock, $.001 par value, 1,460,000,000 shares authorized, 20,000 shares issued and outstanding	20	20
Additional paid in capital	199,980	199,980
Retained earnings (deficit)	(139,629)	(24,000)

Total stockholder's equity	60,371	176,000

Total liabilities and stockholder's equity	$3,082,758	731,465

See accompanying notes to financial statements.

Inland American Real Estate Trust, Inc.
(A Maryland Corporation)

Statements Of Operations

For the three and nine month periods ended September 30, 2005

(unaudited)

	Three months ended	Nine months ended
	September 30, 2005	September 30, 2005

Expenses:
General and administrative expenses affiliates	544	544
General and administrative expenses to non-affiliates	47,199	115,085

Total expense	47,743	115,629

Net loss	$47,743	115,629

Net loss per common share, basic and diluted	$2.39	5.78

Weighted average number of common shares outstanding, basic and diluted	20,000	20,000

See accompanying notes to financial statements.

Inland American Real Estate Trust, Inc.

(A Maryland Corporation)

Statement Of Stockholder's Equity

For the nine months ended September 30, 2005

(unaudited)

	Number of	Common	Additional Paid in	Retained Earnings
	Shares	Stock	Capital	(Deficit)	Total

Balance at December 31, 2004	20,000	$20	$199,980	$(24,000)	$176,000

Net loss	-	-	-	(115,629)	(115,629)

Balance at September 30, 2005	20,000	$20	$199,980	$(139,629)	$60,371

See accompanying notes to financial statements.

Inland American Real Estate Trust, Inc.
(A Maryland Corporation)

Statement Of Cash Flows

For the nine months ended September 30, 2005

(unaudited)

Cash flows from operating activities -
Net loss	$(115,629)
Changes in assets and liability
Accounts payable	35,248

Net cash flows used in operating activities	(80,381)

Cash flows from investing activities:
Other assets, net of payables	(124,188)

Cash flows used in investment activities	(124,188)

Cash flows from financing activities:
Restricted cash	479,500
Restricted cash liability	(479,500)
Advances from sponsor	1,608,748
Deferred offering costs	(1,508,106)
Accrued offering costs	120,627

Net cash flows provided by financing activities	221,269

Net increase in cash and equivalents	16,700
Cash and cash equivalents at the beginning of the period	200,000

Cash and cash equivalents at the end of the period	$216,700

See accompanying notes to financial statements.

Inland American Real Estate Trust, Inc.
(A Maryland Corporation)

Notes To Financial Statements

September 30, 2005
(unaudited)

The accompanying Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X.  Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.  Readers of this Quarterly Report should refer to the audited financial statements of Inland American Real Estate Trust, Inc. for the fiscal year ended December 31, 2004, which are included in the Company's prospectus dated August 31, 2005, as certain footnote disclosures contained in such audited financial statements have been omitted from this Report.

(1)  Organization

Inland American Real Estate Trust, Inc. (the "Company") was formed on October 4, 2004 (inception) to acquire and manage a diversified portfolio of commercial real estate, primarily retail properties and multi-family, office and industrial buildings, located in the United States and Canada.  The Business Management Agreement (the "Agreement") provides for Inland American Business Manager & Advisor, Inc. (the "Business Manager"), an affiliate of the Company, to be the business manager to the Company.  On August 31, 2005, the Company commenced an initial public offering (the “Offering”) of up to 500,000,000 shares of common stock ("Shares") at $10.00 each and the issuance of 40,000,000 shares at $9.50 each which may be distributed pursuant to the Company's distribution reinvestment plan.  No shares will be sold unless subscriptions for at least 200,000 shares (the minimum offering) have been obtained within one year after commencement of the Offering. As of September 30, 2005, the Company had received cash totaling $497,500.

The Company intends to qualify as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended, for federal income tax purposes.  If the Company qualifies for taxation as a REIT, the Company generally will not be subject to federal income tax to the extent it distributes 90% of its REIT taxable income to its stockholders.  If the Company fails to qualify as a REIT in any taxable year, the Company will be subject to federal income tax on its taxable income at regular corporate tax rates.  Even if the Company qualifies for taxation as a REIT, the Company may be subject to certain state and local taxes on its income and property and federal income and excise taxes on its undistributed income.

The Company provides the following programs to facilitate investment in the Company's shares and to provide limited liquidity for stockholders.

The Company allows stockholders who purchase shares in the offering to purchase additional shares from the Company by automatically reinvesting distributions through the distribution reinvestment plan ("DRP"), subject to certain share ownership restrictions. Such purchases under the DRP are not subject to selling commissions or the marketing contribution and due diligence expense allowance, and are made at a price of $9.50 per share.

The Company will repurchase whole shares under the share repurchase program ("SRP"), if requested, from time to time, subject to certain restrictions. Subject to funds being available, the Company will limit the number of shares repurchased during any consecutive twelve month period to 5.0% of the number of shares outstanding at the beginning of that twelve month period. Funding for the SRP will come from the offering proceeds of the Company's public offering, as well as from proceeds that the Company receives from the sale of shares under the DRP and such other operating funds, if any, as the Company’s Board of Directors, at its sole discretion, may reserve for this purpose.

Inland American Real Estate Trust, Inc.
(A Maryland Corporation)

Notes To Financial Statements
(continued)

September 30, 2005
(unaudited)

(2)  Summary of Significant Accounting Policies

The preparation of a financial statements in conformity with U.S. generally accepted accounting principles requires management of the Company to make a number of estimates and assumptions relating to the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the balance sheet and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

In the opinion of management, the financial statements contain all the adjustments necessary to present fairly the financial positions and results of operations for the period presented herein. Results of the interim period are not necessarily indicative of the results to be expected for the year.

Costs associated with the Offering are deferred and charged against the gross proceeds of the Offering upon the sale of the minimum offering.  Formation and organizational costs are expensed as incurred. A total of $14,000 of organizational costs was expensed in 2004. No expenses were incurred in 2005.

The Company will apply the fair value method of accounting as prescribed by SFAS No. 123(R), Share-Based Payment for its stock options to be granted.  Under this method, the Company will report the value of granted options as a charge against earnings ratably over the vesting period.

Proceeds from the sale of Shares are held in a restricted escrow until the minimum offering has been achieved.

Costs related to the due diligence of acquiring properties are capitalized as other assets until a property is acquired. Management expects to recover such costs from future acquisitions.

(3)  Transactions with Affiliates

The Company's sponsor, Inland Real Estate Investment Corporation (the "Sponsor") contributed $200,000 in 2004 to the capital of the Company for which it received 20,000 shares of common stock.

As of September 30, 2005, the Company had incurred $2,053,571 of offering and organization costs, all of which has been or will be advanced by the Sponsor. Pursuant to the terms of the Offering, the Business Manager has guaranteed payment of all public offering expenses (excluding sales commissions and the marketing contribution and the due diligence expense allowance) in excess of 4.5% of the gross proceeds of the Offering or all organization and offering expenses (including selling commissions) which together exceed 15.0% of gross proceeds. In the event that the minimum offering is not successful, an affiliate of the Business Manager will bear the related costs of the Offering. As of September 30, 2005, offering costs exceeded the 4.5% and 15.0% limitations. The Company anticipates that these costs will not exceed these limitations upon completion of the Offering.

Inland American Real Estate Trust, Inc.
(A Maryland Corporation)

Notes To Financial Statements
(continued)

September 30, 2005
(unaudited)

Certain compensation and fees payable to the Business Manager or its affiliates for services to be provided to the Company are limited to maximum amounts.

Nonsubordinated payments:

Offering stage:

	Selling commissions	7.5% of the sale price for each share

	Marketing contribution	2.5% of the gross offering proceeds

	Due diligence allowance	0.5% of the gross offering proceeds

	Reimbursable expenses	The Company will reimburse the Sponsor for costs incurred, on its behalf, in connection with the Offering, up to a maximum of 15.0% of the gross offering proceeds.
and other expenses of issuance

Operational stage:

Acquisition expenses

The Company will reimburse its Business Manager or an affiliate  for expenses paid, on its behalf, in connection with acquiring real estate assets, regardless of whether the Company acquires the assets, provided the Company may not reimburse expenses greater than 6.0% of the gross contract price, when combined with any acquisition fees that may be paid, of any real estate acquired or, in the case of a loan, 6.0% of the funds advanced.

Acquisition fee

The Company will pay its Business Manager or an affiliate a fee for services performed in connection with acquiring a controlling interest in a REIT or other real estate operating company.  The amount of the fee will be equal to 2.5% of the aggregate purchase price paid to acquire the controlling interest. The Company will pay acquisition fees either in cash or by issuing shares of the Company's common stock, valued per share at the greater of (i) the per share offering prices of common stock in the Company's most recent pubic offering, (ii) if applicable, the per share price ascribed to shares of common stock used in the Company's most recent acquisition of a controlling interest in a REIT or other real estate operating company and (iii) $10.00 per share. Acquisition fees will be paid with cash or shares of our common stock

Inland American Real Estate Trust, Inc.
(A Maryland Corporation)

Notes To Financial Statements
(continued)

September 30, 2005
(unaudited)

Property management fee	The Company will pay the applicable Property Manager a monthly fee equal to 4.5% of the gross income from each property managed directly by Inland Management, its affiliates or agents.

Oversight fee

The Company will pay the applicable Property Manager a monthly fee of up to 1.0% of the gross income from each property managed by entities other than the Company's Property Mangers, their affiliates or agents. The Company will pay this fee for transition services to coordinate and align the systems and policies of the third party property manager with those of the applicable Property Manager.  Oversight fees may not be paid for more than three years following the acquisition of a property, REIT or real estate operating company. This fee terminates upon a business combination with the Property Managers.

Mortgage servicing fee

The Company will pay an affiliate of the Business Manager, 0.03% per year on the first billion dollars of mortgages serviced and 0.01% thereafter.  The Company will pay 0.2% of the principal amount of each loan placed.

Ancillary services reimbursement	The Company will reimburse the Business Manager and its affiliates for any expenses they incur or pay on its behalf.

Liquidation stage:

Property disposition fee

The Company may pay a property disposition fee to an affiliate of the Business Manager, in an amount equal to the lesser of 3.0% of contract sales price or 50.0% of the customary commission which would be paid to a third party. This fee terminates upon a business combination with the Business Manager.

Inland American Real Estate Trust, Inc.
(A Maryland Corporation)

Notes To Financial Statements
(continued)

September 30, 2005
(unaudited)

Subordinated payments:

Business management fee

After the stockholders have received a non-cumulative, non-compounded return of 5.0% per annum on their invested capital, the Company will pay the Business Manager or its designee a fee of up to 1.0% of its average invested assets, including acquired lease intangibles, invested directly or indirectly, in the Company's portfolio. This fee terminates upon a business combination with our business manager.

Incentive fee

After the Company's stockholders have first received a 10.0% per annum cumulative, non-compounded return on, plus return of, their invested capital, the Company will pay the Business Manager an incentive fee equal to 15.0% of the net proceeds from the sale of real estate assets. This fee terminates if the Company acquires the Business Manager.

(4)  Commitments

The Company has adopted an Independent Director Stock Option Plan which, subject to certain conditions, provides for the grant to each Independent Director of an option to acquire 3,000 shares following their becoming a Director and the sale of the minimum 200,000 shares and for the grant of additional options to acquire 500 shares on the date of each annual stockholders' meeting. The options for the initial 3,000 shares are exercisable as follows: 1,000 shares on the date of grant and 1,000 shares on each of the first and second anniversaries of the date of grant. The subsequent options will be exercisable on the second anniversary of the date of grant. The initial options will be exercisable at $8.95 per share. The subsequent options will be exercisable at the fair market value of a share on the last business day preceding the annual meeting of stockholders. As of September 30, 2005, we have not issued any options to acquire shares to any of our Independent Directors.

(5)  Subsequent Events

The Company issued 692,190 Shares from October 1, 2005 through November 2, 2005 in connection with the Offering, resulting in gross proceeds of $6,921,900. Since we have sold the minimum offering of 200,000 shares, the proceeds are no longer restricted.

Inland American Real Estate Trust, Inc.
(A Maryland Corporation)

Notes To Financial Statements
(continued)

September 30, 2005
(unaudited)

On October 11, 2005, the Company entered into a joint venture with Minto Delaware, Inc. referred to herein as MD, which owns all of the outstanding equity of Minto Builders (Florida), Inc. referred to herein as MB REIT.  Pursuant to the terms of a purchase agreement, the Company has agreed to purchase up to 920,000 shares of common stock at a price of $1,276 per share for a total investment of approximately $1.172 billion in MB REIT.  MD presently has $293 million of equity in MB REIT.  A total of $263 million of this equity is held in the form of MB REIT series A preferred stock.  MD owns approximately 23,000 shares of common stock which are valued at approximately $30 million.  The Company is required to purchase $150 million of common stock of MB REIT by December 31, 2005.  A second purchase of $150 million of common stock is due by March 31, 2006. The Company is required to purchase the remaining shares worth approximately $875 million by December 31, 2006. Once the Company has purchased all 920,000 shares of common stock, the Company will own equity worth approximately 80% of MB REIT's total equity, based on a value of $1,276 per share of common stock and assuming the series A preferred stock and series B preferred stock described below are equal to the par or face value of each series of preferred. Further, the Company will own approximately 97.5% of the total outstanding common stock. MB REIT anticipates electing to be taxed as a real estate investment trust or "REIT" for the year ending December 31, 2005.

MB REIT anticipates acquiring up to $2.7 billion in real estate assets, assuming the Company fully funds its purchase requirements and MB REIT borrows up to 55.0% of the total investment in the assets. Management of MB REIT will be the same as for the Company. MB REIT has five directors, three of whom are also directors of the Company. In addition, all of the executive officers of MB REIT are also executive officers of the Company. Day to day decision making will be completed the same for MB REIT and the Company. The Company’s Business Manager and Property Managers have entered into agreements to perform services for MB REIT on terms and conditions substantially similar to the agreements that these entities perform for the Company.  The Company’s independent directors retain the same rights of approval and termination under these agreements on behalf of MB REIT as they have under the agreements that the Company has with the Company’s Business Manager and Property Managers.  Similarly, MB REIT is obligated to pay fees under its agreements with the Business Manager and Property Managers in amounts no greater than the Company would pay for the same services.

MB REIT also has entered into a subscription agreement with Inland Western Retail Real Estate Trust, Inc. referred to as Inland Western.  Under this agreement, if the Company does not purchase the MB REIT common stock by the required dates, MB REIT can require Inland Western to purchase MB REIT series C preferred stock in an amount equal to up to approximately $300.0 million. Inland Western has a future right to invest up to approximately $1.172 billion in series C preferred stock. MB REIT has the right to redeem any series C stock it issues to Inland Western with the proceeds of any subsequent capital contributed by the Company provided that MB REIT is required to redeem any outstanding series C preferred stock by December 31, 2006.  The series C preferred stock will entitle the holder to an annual dividend equal to 7.0% on the face amount of the series C stock payable monthly. To ensure that MB REIT complies with the ownership requirements imposed by the Internal Revenue Code of 1986, as amended on entities desiring to be taxed as REITs, MB REIT also has issued $125,000 of series B preferred stock in a private placement to approximately 126 accredited investors.  The series B preferred stock entitles the holder to an annual dividend equal to 12.5% on the face amount of the series B stock payable quarterly.

As a holder of common stock, the Company will be entitled to receive distributions, paid on a monthly basis from available cash, after dividends have been paid on any outstanding preferred stock including any accrued and unpaid dividends. The series A preferred stock entitles the holder to receive dividends, payable on a quarterly basis, equal to 3.5% of the face amount of the series A stock.  As of November 3, 2005, the Company has not purchased any shares in MB REIT.

Inland American Real Estate Trust, Inc.
(A Maryland Corporation)

Notes To Financial Statements
(continued)

September 30, 2005
(unaudited)

MB REIT has acquired the following properties during the period from October 11, 2005 to October 31, 2005.  The respective acquisitions are summarized in the table below.

Property & Location	Purchase Price Per Contract	Approximate Gross Leasable Area (square feet)	Purchase Date	Major Tenants
24 Hour Fitness Center Houston, TX	$10,500,000	85,000	10/13/05	Greg Majors Auctions Phoenix Outstanding Services 24-Hour Fitness Houston UMA Taekwondo

24 Hour Fitness Center Woodlands, TX	13,600,000	45,900	10/13/05	24-hour Fitness

6101 Richmond Building Houston, TX	3,100,000	19,200	10/13/05	Wild West Club

Pinehurst Shopping Center Humble, TX	3,800,000	39,900	10/14/05	Henderson's ATA Black Belt Academy

Paradise Shops of Largo Largo, FL	12,800,000	54,600	10/17/05	Publix

6234 Richmond Building Houston, TX	3,000,000	25,600	10/27/05	24 Hour Fitness 6447 Corporation

Saratoga Town Center Corpus Christi, TX	15,600,000	58,200	10/27/05	Utopia World Cuisine Petco

Willis Town Center Willis, TX	4,000,000	17,500	10/27/05	M.G.A. Time Cleaners Gayle J. Fletcher, DDS Texas Hair Express

Woodforest Square Shopping Center Houston, TX	3,400,000	40,000	10/27/05	Mr. Gatti's Pizza T.C. Clean Scene Garry Greene Realtors

	$69,800,000	385,900

Inland American Real Estate Trust, Inc.
Pro Forma Consolidated Balance Sheet
September 30, 2005
(unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisitions of the properties had occurred on September 30, 2005.

This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at September 30, 2005, nor does it purport to represent our future financial position. Pro forma adjustments have been made for potential New Quest Properties, Lakewood Mall and Thermo Process Center.  The Company considers these properties to be probable under rule 3-14 of Regulation S-X.

Inland American Real Estate Trust, Inc.
Pro Forma Consolidated Balance Sheet
September 30, 2005
(unaudited)
(Dollar amounts in thousands, except per share amounts)

	Historical	Pro Forma
	(A)	Adjustments	Pro Forma
Assets

Net investment properties (B)	$-	934,438	934,438
Cash and cash equivalents	217	30,387	30,604
Restricted cash	480	(480)	-
Acquired in-place lease intangibles and customer relationship value (net of accumulated amortization) (B) (D)	-	65,779	65,779
Acquired above market lease intangibles (net of accumulated amortization) (B) (D)	-	125	125
Deferred offering costs (I)	2,039	(2,039)	-
Other assets (G)	347	(37)	310

Total assets	$3,083	1,028,173	1,031,256

Liabilities and Stockholders' Equity

Mortgages payable (B) (E)	-	297,557	297,557
Accounts payable	230	-	230
Accrued offering costs	294	-	294
Advances from sponsor	1,981	-	1,981
Acquired below market lease intangibles (net of accumulated amortization) (B) (D)	-	261	261
Restricted cash liability	480	(480)	-
Due to affiliates	38	-	38

Total liabilities	3,023	297,338	300,361

Minority interest in MB REIT:
Series A preferred shares (H)	-	270,075	270,075
Series C preferred shares (H)	-	277,863	277,863
Common Stock (H)	-	77,000	77,000

	-	624,938	624,938

Common stock (C)	-	-	-
Additional paid-in capital (net of offering costs for pro forma) (C)	200	105,897	106,097
Retained earnings (deficit) (F)	(140)	-	(140)

Total stockholders' equity	60	105,897	105,957

Total liabilities and stockholders' equity	$3,083	1,022,819	1,031,256

See accompanying notes to pro forma consolidated balance sheet.

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Balance Sheet
September 30, 2005
(unaudited)
(Dollar amounts in thousands, except per share amounts)

(A)

The historical column represents the Company's Consolidated Balance Sheet as of September 30, 2005 as filed with the Securities Exchange Commission on Form 10-Q.

(B)

The pro forma adjustments reflect the acquisition of the following properties by MB REIT, a joint venture, the Company is consolidating. The Company is obligated under earnout agreements to pay for certain tenant space in its existing properties after the tenant moves into its space and begins paying rent. The mortgages payable represent mortgages obtained from a third party.  No pro forma adjustment has been made for prorations or other closing costs as the amounts are not significant.

	Acquisition	Mortgage
	Price	Payable
Purchases
24 Hour Fitness - 249 & Jones	$10,545	$-
24 Hour Fitness - The Woodlands	13,590	-
6101 Richmond Avenue	3,140	-
Pinehurst Shopping Center	3,800	-
6234 Richmond Avenue	3,020	-
Saratoga Town Center	15,600	-
Willis Town Center	4,000	-
Woodforest Square	3,300	-
Windermere Village	8,751	-
Eldridge Town Center	21,470	-
NTB Eldridge (Ground Lease)	973	-
11500 Market Street	524	-
Blackhawk Town Center	22,470	-
Carver Creek	2,100	-
Chili's - Huntington Bayou (Ground Lease)	951	-
Joe's Crab Shack - Huntington Bayou (Ground Lease)	1,309	-
Cinemark - Jacinto City	10,160	-
Antione Town Center	9,836	-
Ashford Plaza	3,700	-
Highland Plaza	19,100	-
West End Square	3,800	-
Friendswood Shopping Center	14,400	-
Cinemark - Webster	14,600	-
Stables at Town Center	26,000	-
Bay Colony	41,400	-
Cinemark 12 - Silverlake	9,300	-
CyFair Town Center	15,700	5,820
Eldridge Lakes Town Center	16,500	7,699
Huntington Bayou	16,700	4,034
Shops at Spring Town	16,000	7,824
Tomball Town Center	20,300	-
Walgreens - Springfield	3,500	-
Winchester Town Center	4,700	-
Sherman Town Center	59,200	38,804
Atascocita Town Center	10,300	-
Cypress Town Center	15,300	-

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Balance Sheet
September 30, 2005
(unaudited)
(Dollar amounts in thousands, except per share amounts)

	Acquisition	Mortgage
	Price	Payable
Purchases
Paradise Shops of Largo	12,840	7,325
McKesson Distribution Center	9,764	5,760
SBC Center	338,000	200,472
Bridgeside Point	31,500	-
Lakeview Technology Center I	24,538	-
Triangle Center	35,000	-
Monadnock Marketplace	48,700	-
Hyde Park Stop N Shop	13,000	8,100
Thermo Process Center	13,900	-
Lakewood Mall	26,800	11,719

Total	1,000,081	297,557

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Balance Sheet
September 30, 2005
(unaudited)
(Dollar amounts in thousands, except per share amounts)

Allocation of net investments in properties:

Land	$152,503
Building and improvements	781,935
Acquired in-place lease intangibles and customer relationship value	65,779
Acquired above market lease intangibles	125
Acquired below market lease intangibles	(261)
Total	$1,000,081

(C)

Additional offering proceeds of $117,017, net of additional offering costs of $11,120 are reflected as received as of September 30, 2005, prior to the purchase of the properties and are limited to offering proceeds necessary to acquire the properties and offering proceeds actually received as of January 5, 2006. Offering costs consist principally of registration costs, printing and selling costs, including commissions.

(C)

Acquired intangibles represent above and below market leases and the difference between the property valued with the existing in-place leases and the property valued as if vacant as well as the value associated with customer relationships.  The value of the acquired leases and customer relationship values will be amortized over the lease term.

(D)

Mortgages payable of $297,557, are those mortgages that were obtained subsequent to or at the time of the acquisition of the properties described in (B).

(E)

No pro forma assumptions have been made for the additional payment of distributions resulting from the additional proceeds raised.

(F)

Change in Other assets of $37 represents advance purchase deposits on properties purchased as described in (B).

(G)

On October 11, 2005, Inland American Real Estate Trust, Inc. herein referred to as IARETI entered into a joint venture with Minto Delaware, Inc. referred to herein as MD, which owned all of the outstanding equity of Minto Builders (Florida), Inc. referred to herein as MB REIT.  Pursuant to the terms of a purchase agreement, the Company has agreed to purchase up to 920,000 shares of common stock at a price of $1,276 per share for a total investment of approximately $1.172 billion in MB REIT.  MD presently has $293 million of equity in MB REIT.  A total of $263 million of this equity is held in the form of MB REIT series A preferred stock.  MD owns approximately 23,000 shares of common stock which are valued at approximately $30 million.  The Company is required to purchase $150 million of common stock of MB REIT by December 31, 2005.  A second purchase of $150 million of common stock is due by March 31, 2006. The Company is required to purchase the remaining shares worth approximately $875 million by December 31, 2006. Once the Company has purchased all 920,000 shares of common stock, the Company will own equity worth approximately 80% of MB REIT's total equity, based on a value of $1,276 per share of common stock and assuming the series A preferred stock and series B preferred stock described below are equal to the par or face value of each series of preferred. Further, the Company will own approximately 97.5% of the total outstanding common stock. MB REIT anticipates electing to be taxed as a real estate investment trust or "REIT" for the year ending December 31, 2005.

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Balance Sheet
September 30, 2005
(unaudited)
(Dollar amounts in thousands, except per share amounts)

MB REIT anticipates acquiring up to $2.7 billion in real estate assets, assuming the Company fully funds its purchase requirements and MB REIT borrows up to 55.0% of the total investment in the assets. Management of MB REIT will be the same as for the Company. MB REIT has five directors, three of whom are also directors of the Company. In addition, all of the executive officers of MB REIT are also executive officers of the Company. Day to day decision making will be completed the same for MB REIT and the Company. The Company’s Business Manager and Property Managers have entered into agreements to perform services for MB REIT on terms and conditions substantially similar to the agreements that these entities perform for the Company.  The Company’s independent directors retain the same rights of approval and termination under these agreements on behalf of MB REIT as they have under the agreements that the Company has with the Company’s Business Manager and Property Managers.  Similarly, MB REIT is obligated to pay fees under its agreements with the Business Manager and Property Managers in amounts no greater than the Company would pay for the same services.

MB REIT also has entered into a subscription agreement with Inland Western Retail Real Estate Trust, Inc. referred to as Inland Western.  Under this agreement, if the Company does not purchase the MB REIT common stock by the required dates, MB REIT can require Inland Western to purchase MB REIT series C preferred stock in an amount equal to up to approximately $300.0 million. Inland Western has a future right to invest up to approximately $1.172 billion in series C preferred stock. MB REIT has the right to redeem any series C stock it issues to Inland Western with the proceeds of any subsequent capital contributed by the Company provided that MB REIT is required to redeem any outstanding series C preferred stock by December 31, 2006.  The series C preferred stock will entitle the holder to an annual dividend equal to 7.0% on the face amount of the series C stock payable monthly. To ensure that MB REIT complies with the ownership requirements imposed by the Internal Revenue Code of 1986, as amended on entities desiring to be taxed as REITs, MB REIT also has issued $125,000 of series B preferred stock in a private placement to approximately 126 accredited investors.  The series B preferred stock entitles the holder to an annual dividend equal to 12.5% on the face amount of the series B stock payable quarterly.

As a holder of common stock, the Company will be entitled to receive distributions, paid when they are declared and after dividends have been paid on any outstanding preferred stock including any accrued and unpaid dividends. The series A preferred stock entitles the holder to receive dividends, payable on a quarterly basis, equal to 3.5% of the face amount of the series A stock.  In accordance with the requirements of FIN 46R, Inland American will consolidate MB’s financial results into Inland American’s financial statements effective as of October 11, 2005.  The pro forma amounts represent the amount invested by MD and Inland Western as described above as of January 5, 2006.

(H)

As the minimum capital requirements have been achieved by the Company, the deferred offering costs have been noted against the offering proceeds.

Inland American Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the nine months ended September 30, 2005
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect to the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 2004 or the date significant operations commenced.  Pro Forma adjustments have been made for potential New Quest Properties and Lakewood Mall.  The Company considers these properties as probable under Rule 3-14 of Regulation S-X.  No pro forma adjustments were made for McKesson Distribution Center and Thermo Process Center as the properties were completed in 2005 and there were no significant operations prior to the Company's acquisition.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the nine months ended September 30, 2005, nor does it purport to represent our future results of operations.

Inland American Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the nine months ended September 30, 2005 (unaudited)
(Amounts in thousands, except per share amounts)

		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma

Rental income (C)	$-	44,666	44,666
Tenant recovery income	-	6,435	6,435

Total income	-	51,101	51,101

General and administrative expenses - affiliates	1	-	1
General and administrative expense - non-affiliates	115	-	115
Property operating expenses (E)	-	9,894	9,894
Depreciation and amortization (C)	-	24,521	24,521

Total expenses	116	34,415	34,531

Operating income	(116)	16,686	16,570

Other income	-	-	-
Interest expense (F)	-	(10,754)	(10,754)
Minority interests (G)	-	(20,794)	(20,794)

Net loss	$(116)	(14,862)	(14,978)

Other comprehensive income:
Unrealized gain on investment securities	-	-	-

Comprehensive loss	(116)	(14,862)	(14,978)

Weighted average number of shares of common stock outstanding, basic and diluted (D)	20		10,589

Net loss per share, basic and diluted (D)	(5.78)		(1.41)

See accompanying notes to pro forma consolidated statement of operations.

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the nine months ended September 30, 2005
(unaudited)
(Dollar amounts in thousands, except per share amounts)

(A)

The historical information represents the consolidated historical statement of operations of the Company for the period from January 1, 2005 to September 30, 2005 as filed with the Securities Exchange Commission on Form 10-Q.

(B)

Total pro forma adjustments for acquisitions consummated as of January 5, 2006 by the MB REIT Joint Venture are as though the properties were acquired January 1, 2004.

Unaudited combined gross income and direct operating expenses from January 1, 2005 through September 30, 2005 based on information provided by the Seller for the following properties:

New Quest Portfolio

Paradise Shops at Largo

SBC Center

Monadnock Marketplace

Bridgeside Point

Hyde Park Stop N Shop

Triangle Mall

Lakewood Mal l

Lake View Technology Center I

(D)

Buildings and improvements will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for building and improvements and 15 years for site improvements.  That portion of the purchase price that is allocated to above or below lease intangibles will be amortized on a straight-line basis over the life of the related leases as an adjustment to rental income.  Other leasing costs, tenant improvements, in-place lease intangibles and customer relationship values will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense.

(E)

The pro forma weighted average shares of common stock outstanding for the nine months ended September 30, 2005 was calculated using the additional shares sold to purchase each of the properties on a weighted average basis plus the 20,000 shares purchased by the Sponsor in connection with our organization.

(F)

Management fees are calculated as 4.5% of gross revenues pursuant to the management agreement and are included in property operating expenses.

(G)

The pro forma adjustments relating to interest expense were based on the following debt terms:

	Principal Balance	Interest Rate	Maturity Date
SBC Center	200,472	4.995%	12/01/2035
Paradise Shops of Largo	7,325	4.880%	01/01/2011
Huntington Bayou	4,034	4.740%	07/30/2009
Sherman Town Center	38,804	4.950%	07/01/2014
Spring Town	7,824	4.870%	01/01/2015
Eldridge Lakes	7,699	4.880%	12/01/2014
CyFair Town Center	5,820	4.830%	12/01/2014
Hyde Park Stop N Shop	8,100	5.245%	02/01/2011
Lakewood Mall	11,719	6.010%	04/01/2024

(H)

Minority interests represent the amount to be paid to the preferred stockholders and an allocation of Minto's loss attributable to the common stock owned by Minto.

Minority interest is calculated as follows:

Series A Shares:  264,132 @ 3.5% = 6,934 for nine months

Series C Shares:  264,003 @ 7% = 13,860 for nine months

Inland American Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect to the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 2004 or the date significant operations commenced. Pro Forma adjustments have been made for potential New Quest Properties and Lakewood Mall.  The Company considers properties as probable under Rule 3-14 of Regulation S-X..  No pro forma adjustments were made for Paradise Shops of Largo, McKesson Distribution Center and Thermo Process Center as the properties were completed in 2005 and there were no significant operations prior to the Company's acquisition.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2004, nor does it purport to represent our future results of operations.

Inland American Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004 (unaudited)
(Amounts in thousands, except per share amounts)

		Pro Forma	Pro Forma
	Historical	Adjustments	Adjustments
	(A)	(B)	(C)	Pro Forma

Rental income (D)	$-	23,814	25,794	49,608
Tenant recovery income	-	4,116	-	4,116
Other property income	-	-	-	-

Total income	-	27,930	25,794	53,724

General and administrative expenses	24	-	-	24
Property operating expenses (F)	-	7,433	1,161	8,594
Depreciation and amortization (D)	-	19,485	13,191	32,676

Total expenses	24	26,918	14,352	41,294

Operating income	(24)	1,012	11,442	12,430

Interest expense (G)	-	(1,679)	(10,439)	(12,118)
Minority interests (H)	-	-	(27,725)	(27,725)

Net income (loss)	$(24)	(667)	(26,722)	(27,413)

Weighted average number of shares of common stock outstanding, basic and diluted (E)	20			10,589

Net loss per share, basic and diluted (E)	(1.20)			(2.59)

See accompanying notes to pro forma consolidated statement of operations.

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004
(unaudited)

(A)

The historical information represents the consolidated historical statement of operations of the Company for the period from October 4, 2004 (inception) to December 31, 2004 as filed with the Securities Exchange Commission.

(B)

Total pro forma adjustments for acquisitions consummated as of January 5, 2006 by the MB REIT joint venture are as though the properties were acquired January 1, 2004.

Audited combined gross income and direct operating expenses as prepared in accordance with Rule 3-14 of Regulation S-X for the following properties:

New Quest Portfolio

Triangle Mall

Monadnock Marketplace

Lakewood Mall

Lakeview Technology Center I

(C)

Total pro forma adjustments for acquisitions consummated as of January 5, 2006 are as though the properties were acquired January 1, 2004. No pro forma adjustments were made for Paradise Shops of Largo and McKesson Distribution Center as the properties were completed in 2004 or 2005 and there were no significant operations prior to the Company's acquisition.

Unaudited combined gross income and direct operating expenses from January 1, 2004 through December 31, 2004 based on information provided by the Seller for the following properties:

SBC Center

Bridgeside Point

Hyde Park Stop N Shop

(D)

Buildings and improvements will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for building and improvements and 15 years for site improvements.  That portion of the purchase price that is allocated to above or below lease intangibles will be amortized on a straight-line basis over the life of the related leases as an adjustment to rental income.  Other leasing costs, tenant improvements, in-place lease intangibles and customer relationship values will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense.

(E)

The pro forma weighted average shares of common stock outstanding for the year ended December 31, 2004 was calculated using the additional shares sold to purchase each of the properties on a weighted average basis plus the 20,000 shares purchased by the Sponsor in connection with our organization.

(F)

Management fees are calculated as 4.5% of gross revenues pursuant to the management agreement and are included in property operating expenses.

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004
(unaudited)

(G)

The pro forma adjustments relating to interest expense were based on the following debt terms:

	Principal	Interest	Maturity
	Balance	Rate	Date

SBC Center	200,472	4.995%	12/01/2035
Huntington Bayou	4,034	4.740%	07/30/2009
Sherman Town Center	38,804	4.950%	07/01/2014
Spring town	7,824	4.870%	01/01/2015
Eldridge Lakes	7,699	4.880%	12/01/2014
CyFair Town Center	5,820	4.830%	12/01/2014
Hyde Park Stop N Shop	8,100	5.245%	02/01/2011
Lakewood Mall	11,719	6.010%	04/01/2024

(I)

Minority interests represent the amount to be paid to the preferred stockholders and an allocation of Minto's loss attributable to the common stock owned by Minto.

Minority interest is calculated as follows:

Series A Shares:  264,132 @ 3.5% = 9,245

Series C Shares:  264,003 @ 7% = 18,480

Independent Auditors’ Report

The Board of Directors
Inland American Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (“Historical Summary”) of Triangle Mall (“the Property”) for the year ended December 31, 2004. This Historical Summary is the responsibility of management of Inland American Real Estate Trust, Inc.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting.   Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K of Inland American Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Triangle Mall for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois
December 17, 2005

TRIANGLE MALL

Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2004 and the nine months ended September 30, 2005 (unaudited)

	For the nine months ended September 30, 2005	For the year ended December 31, 2004
	(unaudited)

Gross income:
Base rental income	$1,446,756	$905,025
Operating expense and real estate tax recoveries	205,143	146,082

Total gross income	1,651,899	1,051,107

Direct operating expenses:
Operating expenses	86,138	147,217
Insurance	25,705	9,214
Real estate taxes	148,586	76,305

Total direct operating expenses	260,429	232,736

Excess of gross income over direct operating expenses	$1,391,470	$818,371

See accompanying notes to historical summary of gross income and direct operating expenses.

TRIANGLE MALL

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2004 and the nine months ended September 30, 2005 (unaudited)

(1)

Business

Triangle Mall (“the Property”) is located in Longview, Washington.  The Property consists of approximately 162,755 square feet of gross leasable area and was approximately 59% occupied at December 31, 2004. The Property is leased to a total of 19 tenants, of which two tenants account for approximately 41.7% of base rental revenue for the year ended December 31, 2004.  Inland American Real Estate Trust, Inc. (IARETI) through its joint venture, Minto Builders (Florida), Inc. (MB REIT), expects to close on the acquisition of the Property by December 31, 2005 with Kimco Realty Corporation, an unaffiliated third party.

(2)

Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Form 8-K of IARETI and is not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to accompanying unaudited amounts for the nine months ended September 30, 2005.

(3)

Gross Income

The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate tax, and insurance costs.  Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements.  Certain leases contain renewal options at various periods at various rental rates.  Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved.  There was no contingent rent earned for the year ended December 31, 2004.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis.  Related adjustments increased base rental income by $101,418 for the year ended December 31, 2004.

TRIANGLE MALL

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2004 and the nine months ended September 30, 2005 (unaudited)

Minimum rents to be received from tenants under operating leases, which terms range from five to twenty years, as of December 31, 2004, are as follows:

Year
2005	$1,701,670
2006	2,638,019
2007	2,597,763
2008	2,596,824
2009	2,458,419
Thereafter	10,951,467

$22,944,162

(4)

Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Independent Auditors’ Report

The Board of Directors
Inland American Real Estate Trust, Inc.

We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses (“Combined Historical Summary”) of the Properties acquired from New Quest Properties (“the Properties”) for the year ended December 31, 2004. This Historical Summary is the responsibility of management of Inland American Real Estate Trust, Inc.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control over financial reporting.   Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K of Inland American Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the Combined Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of the Properties acquired from New Quest Properties for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois
December 17, 2005

PROPERTIES ACQUIRED FROM NEW QUEST PROPERTIES

Combined Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2004 and the nine months ended September 30, 2005 (unaudited)

	For the nine months ended September 30, 2005	For the year ended December 31, 2004
	(unaudited)

Gross income:
Base rental income	$19,471,376	$18,782,140
Operating expense and real estate tax recoveries	5,274,575	3,146,098

Total gross income	24,745,951	21,928,238

Direct operating expenses:
Operating expenses	1,889,316	1,981,853
Insurance	319,424	351,736
Real estate taxes	3,830,277	2,511,254
Interest expense	2,329,823	1,150,896

Total direct operating expenses	8,368,840	5,995,739

Excess of gross income over direct operating expenses	$16,377,111	$15,932,499

See accompanying notes to historical summary of gross income and direct operating expenses.

PROPERTIES ACQUIRED FROM NEW QUEST PROPERTIES

Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2004 and the nine months ended September 30, 2005 (unaudited)

(1)

Business

Inland American Real Estate Trust, Inc. (IARETI) has agreed, through its joint venture, Minto Builders (Florida), Inc. (MB REIT), to acquire 36 properties from New Quest Properties, an unaffiliated third party.  MB REIT acquired 30 properties from October 13, 2005 through December 22, 2005, and expects to close on the remaining properties by January 31, 2006.  The following properties are included in the portfolio:

Name	Gross Leasable Area	Location	Occupancy at December 31, 2004
Windemere Village *	25,200	Houston, TX	2.9%
Antoine Town Center *	36,003	Houston, TX	90.9%
Blackhawk Town Center *	32,920	Houston, TX	0%
Carver Creek *	33,321	Dallas, TX	100%
6101 Richmond Building *	19,230	Houston, TX	100%
6234 Richmond Building *	28,391	Houston, TX	52%
Ashford Plaza *	33,094	Houston, TX	82.3%
Atascocita Shopping Center *	47,326	East Humble, TX	100%
Cinemark-Jacinto City *	107,926	Houston, TX	100%
Cinemark-Webster *	80,000	Webster, TX	100%
Cinemark-Silver Lake	39,081	Pearland, TX	0%
Saratoga Town Center *	92,982	Corpus Christi, TX	84.9%
Tomball Town Center *	65,013	Tomball, TX	7.5%
Woodforest Square *	39,677	Houston, TX	64.6%
Pinehurst Shopping Center *	39,934	Humble, TX	76.3%
Hunting Bayou Shopping Center	134,715	Houston, TX	85.1%
24 Hour Woodlands *	45,906	The Woodlands, TX	100%
Chili’s-Hunting Bayou *	32,505	Houston, TX	100%
Walgreens-Springfield MO *	14,560	Springfield, MO	100%
24 Fitness (249 & Jones) *	85,000	Houston, TX	100%
Stables at Town Center *	66,682	Spring, TX	98%
NTB Eldridge *	37,946	Houston, TX	100%
Highland Plaza *	72,280	Houston, TX	98.6%
West End Square *	36,637	Houston, TX	87%
Sherman Town Center	441,729	Sherman, TX	91.3%
Friendswood Crossing *	67,328	Friendswood, TX	95.4%
Cypress Town Center *	34,300	Houston, TX	87.4%
Eldridge Lakes Town Center	54,980	Houston, TX	87.2%
Eldridge Town Center *	71,768	Houston, TX	98.3%
Winchester Town Center *	19,200	Houston, TX	0%
Spring Town Center	21,511	Spring, TX	85.2%
Willis Town Center *	12,740	Willis, TX	100%
11500 Market St. *	2,719	Houston, TX	100%
Bay Colony *	194,163	League City, TX	54.9%
Cyfair Town Center	51,592	Cypress, TX	98.1%
Joe's Crab Shack *	65,340	Houston, TX	100%

*Denotes that MB REIT closed on this property by December 22, 2005.

The Properties are leased to a total of 403 tenants, of which no tenants account for more than 10% of base rental revenue for the year ended December 31, 2004.

PROPERTIES ACQUIRED FROM NEW QUEST PROPERTIES

Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2004 and the nine months ended September 30, 2005 (unaudited)

(2)

Basis of Presentation

The Combined Historical Summary of Gross Income and Direct Operating Expenses ("Combined Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Form 8-K of IARETI and is not intended to be a complete presentation of the Properties’ revenues and expenses. The Combined Historical Summary has been prepared on the accrual basis of accounting and requires management of the Properties to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.  The Combined Historical Summary is presented on a combined basis since the Properties were acquired from the same seller.

All adjustments necessary for a fair presentation have been made to accompanying unaudited amounts for the nine months ended September 30, 2005.

(3)

Gross Income

The Properties lease retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Properties are reimbursed for common area, real estate tax, and insurance costs.  Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements.  Certain leases contain renewal options at various periods at various rental rates.  Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved.  There was no contingent rent earned for the year ended December 31, 2004.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis.  Related adjustments increased base rental income by $1,881,258 for the year ended December 31, 2004.

PROPERTIES ACQUIRED FROM NEW QUEST PROPERTIES

Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2004 and the nine months ended September 30, 2005 (unaudited)

Minimum rents to be received from tenants under operating leases, which terms range from one to 68 years, as of December 31, 2004, are as follows:

Year
2005	$25,495,690
2006	26,979,866
2007	26,375,116
2008	25,310,128
2009	23,190,289
Thereafter	277,906,688

$405,257,777

(4)

Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Properties. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Combined Historical Summary.

(5)

Interest Expense

MB REIT will assume mortgage loans secured by Huntington Bayou, Sherman Town Center, Shops at Spring Town, Eldridge Lakes Town Center, and CyFair Town Center in connection with the portfolio acquisition. For each loan, the mortgage loan original balance, current balance, interest rate, and maturity date are as follows:

Property	Beginning Balance	Current Balance	Interest Rate	Maturity Date
Huntington Bayou	$ 4,500,000	$ 4,033,710	4.74%	7/30/2009
Sherman Town Center	39,650,000	38,946,660	4.95%	7/1/2014
Shops at Spring Town	8,200,000	7,919,598	4.87%	1/1/2015
Eldridge Lakes Town Center	8,100,000	7,794,114	4.88%	12/1/2014
CyFair Town Center	6,125,000	5,891,599	4.83%	12/1/2014

Minimum annual principal payments under the terms of the mortgage debt are as follows:

Year
2005	$374,009
2006	2,094,125
2007	2,190,048
2008	2,282,429
2009	4,606,892
Thereafter	53,038,178

$64,585,681

PARADISE SHOPS OF LARGO

Historical Summary of Gross Income and Direct Operating Expenses
For the period from July 1, 2005 (commencement of operations) to September 30, 2005
(unaudited)

For the period from July 1, 2005 (commencement of operations) to
September 30, 2005
Gross income:	(unaudited)
Base rental income	$203,818
Operating expense and real estate tax recoveries	19,124

Total gross income	222,942

Direct operating expenses:
Operating expenses	12,563
Real estate taxes	51,524
Insurance	3,740

Total direct operating expenses	67,827

Excess of gross income over direct operating expenses	$155,115

See accompanying notes to historical summary of gross income and direct operating expense.

PARADISE SHOPS OF LARGO

Note to Historical Summary of Gross Income and Direct Operating Expenses
For the period from July 1, 2005 (commencement of operations) to September 30, 2005
(unaudited)

1.  Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the period from July 1, 2005 (commencement of operations) to September 30, 2005 has been prepared from the operating statements provided by the owners of the property during this period and requires management of Paradise Shops of Largo to make estimates and assumptions that affect the amounts of the revenues and expense during this period.  Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the period from July 1, 2005 (commencement of operations) to September 30, 2005.

SBC Center

On November 15, 2005, MB REIT purchased SBC Center from an unaffiliated third party. The center's only tenant is SBC Communications, Inc. (the Tenant) which is subject to a net lease in which all the non-financial operating and holding costs of the center are transferred to the tenant.  The Company has provided selected financial and operating data below for the tenant.  The tenant's full financial statements have been publicly filed with the Securities and Exchange Commission.  The selected financial and operating data (including footnotes) below has been extracted from the tenant's December 31, 2004 Form 10-K

Selected Financial and Operating Data
Dollars in millions except per share amounts

At December 31 or for the year ended:	2004	2003	2002

Financial Data [1]
Operating revenues	$40,787	$40,498	$42,821
Operating expenses	$34,886	$34,214	$34,383
Operating income	$5,901	$6,284	$8,438
Interest expense	$1,023	$1,242	$1,382
Equity in net income of affiliates	$873	$1,253	$1,921
Other income (expense) - net	$922	$1,818	$733
Income taxes	$2,186	$2,857	$2,910
Income from continuing operations	$4,979	$5,859	$7,361
Income from discontinued operations, net of tax [2]	$908	$112	$112
Income before extraordinary item and
cumulative effect of accounting changes	$5,887	$5,971	$7,473
Net income [3]	$5,887	$8,505	$5,653

Earnings per common share:
Income from continuing operations	$1.50	$1.77	$2.21
Income before extraordinary item and
cumulative effect of accounting changes	$1.78	$1.80	$2.24
Net income [3]	$1.78	$2.56	$1.70

Earnings per common share - assuming dilution:
Income from continuing operations	$1.50	$1.76	$2.20
Income before extraordinary item and
cumulative effect of accounting changes	$1.77	$1.80	$2.23
Net income [3]	$1.77	$2.56	$1.69

Total assets	$108,844	$100,233	$95,170
Long-term debt	$21,231	$16,097	$18,578
Construction and capital expenditures	$5,099	$5,219	$6,808
Dividends declared per common share [4]	$1.26	$1.41	$1.08
Book value per common share	$12.27	$11.57	$10.01
Ratio of earnings to fixed charges	6.32	6.35	6.20
Debt ratio	40.00%	32.00%	39.90%
Weighted-average common shares
outstanding (000,000)	3,310	3,318	3,330
Weighted-average common shares
outstanding with dilution (000,000)	3,322	3,329	3,348
End of period common shares

outstanding (000,000)	3,301	3,305	3,318

Operating Data
Network access lines in service (000)	52,356	54,683	57,083
Long-distance lines in service (000)	20,868	14,416	6,071
DSL lines in service (000)	5,104	3,515	2,199
Wireless customers (000) - Cingular [5]	49,109	24,027	21,925
Number of employees	162,700	168,950	175,980

1 Amounts in the above table have been prepared in accordance with U.S. generally accepted accounting principles.

2  Financial statements for all periods presented reflect results from our sold directory advertising business in Illinois and northwest Indiana as discontinued operations. The operational results and the gain associated with the sale of that business are presented in “Income from discontinued operations, net of tax.”

3  Amounts include the following extraordinary item and cumulative effect of accounting changes: 2003, extraordinary loss of $7 related to the adoption of Financial Accounting Standards Board Interpretation No. 46 “Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51” (FIN 46) and the cumulative effect of accounting changes of $2,541, which includes a $3,677 benefit related to the adoption of Statement of Financial Accounting Standards No. 143, “Accounting for Asset Retirement Obligations” (FAS 143) and a $1,136 charge related to the January 1, 2003 change in the method in which we recognize revenues and expenses related to publishing directories from the “issue basis” method to the “amortization” method; 2002, charges related to a January 1, 2002 adoption of Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets.”

4 Dividends declared by SBC's Board of Directors reflect the following: 2003, includes three additional dividends totaling $0.25 per share above our regular quarterly dividend payout.

5  The number presented represents 100% of Cingular Wireless' (Cingular) cellular/PCS customers. The 2004 number includes customers from the acquisition of AT&T Wireless Services Inc. (AT&T Wireless). Cingular is a joint venture in which we own 60% and is accounted for under the equity method.

Independent Auditors’ Report

The Board of Directors
Inland American Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (“Historical Summary”) of Monadnock Marketplace (“the Property”) for the year ended December 31, 2004. This Historical Summary is the responsibility of the management of Inland American Real Estate Trust, Inc.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting.   Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Post Effective Amendment No. 1 to the Registration Statement on Form S-11 of Inland American Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Monadnock Marketplace for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois
December 23, 2005

MONADNOCK MARKETPLACE

Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2004 and the nine months ended September 30, 2005 (unaudited)

	For the nine months ended September 30, 2005	For the year ended December 31, 2004
	(unaudited)

Gross income:
Base rental income	$974,852	$868,999
Operating expense and real estate tax recoveries	200,257	221,679

Total gross income	1,175,109	1,090,678

Direct operating expenses:
Operating expenses	97,827	45,647
Insurance	36,548	37,485
Real estate taxes	151,707	121,278

Total direct operating expenses	286,082	204,410

Excess of gross income over direct operating expenses	$889,027	$886,268

See accompanying notes to historical summary of gross income and direct operating expenses.

MONADNOCK MARKETPLACE

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2004 and the nine months ended September 30, 2005 (unaudited)

(1)

Business

Monadnock Marketplace (“the Property”) is located in Keene, New Hampshire.  The Property consists of approximately 65,237 square feet of gross leasable area and was approximately 76% occupied at December 31, 2004. The Property is leased to a total of 4 tenants, of which 3 tenants account for approximately 91% of base rental revenue for the year ended December 31, 2004.  Inland American Real Estate Trust, Inc. (IARETI) through its joint venture, Minto Builders (Florida), Inc. (MB REIT), expects to complete the acquisition of the property in January 2006 with Konover Development Corporation, an unaffiliated third party.

(2)

Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Post Effective Amendment No. 1 to the Registration Statement on Form S-11of IARETI and is not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to accompanying unaudited amounts for the nine months ended September 30, 2005.

(3)

Gross Income

The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate tax, and insurance costs.  Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements.  Certain leases contain renewal options at various periods at various rental rates.  Certain of the leases contain a provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved.  There was no contingent rent earned for the year ended December 31, 2004.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis.  Related adjustments increased base rental income by $57,189 for the year ended December 31, 2004.

MONADNOCK MARKETPLACE

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2004 and the nine months ended September 30, 2005 (unaudited)

Minimum rents to be received from tenants under operating leases, which terms range from four to 20 years, as of September 30, 2005, are as follows:

Year
2005	$1,162,483
2006	3,411,144
2007	3,411,894
2008	3,414,794
2009	3,389,235
Thereafter	39,269,000

$54,058,550

(4)

Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Independent Auditors’ Report

The Board of Directors
Inland American Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (“Historical Summary”) of Lakewood Mall (“the Property”) for the year ended December 31, 2004. This Historical Summary is the responsibility of the management of Inland American Real Estate Trust, Inc.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting.   Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Post-Effective Amendment No. 1 to Form S-11 of Inland American Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Lakewood Mall for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois
January 9, 2006

LAKEWOOD MALL

Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2004 and the nine months ended September 30, 2005 (unaudited)

	For the nine months ended September 30, 2005	For the year ended December 31, 2004
	(unaudited)

Gross income:
Base rental income	$1,353,445	$1,641,208
Operating expense and real estate tax recoveries	543,873	436,119

Total gross income	1,897,318	2,077,327

Direct operating expenses:
Operating expenses	328,002	165,015
Insurance	49,155	59,581
Real estate taxes	195,341	284,260
Interest expense	541,338	613,049

Total direct operating expenses	1,113,836	1,121,905

Excess of gross income over direct operating expenses	$783,482	$955,422

See accompanying notes to historical summary of gross income and direct operating expenses.

LAKEWOOD MALL

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2004 and the nine months ended September 30, 2005 (unaudited)

(1)

Business

Lakewood Mall (“the Property”) is located in Margate, Florida.  The Property consists of approximately 127,780 square feet of gross leasable area and was approximately 95% occupied at December 31, 2004. The Property is leased to a total of 28 tenants, of which two tenants account for approximately 33% of base rental revenue for the year ended December 31, 2004.  Inland American Real Estate Trust, Inc. (“IARETI”) through its joint venture, Minto Builders (Florida), Inc. (“MB REIT”), expects to close on the acquisition of the Property in the first quarter of 2006 with Courtelis Company, an unaffiliated third party.

(2)

Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 1 to Form S-11 of IARETI and is not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the nine months ended September 30, 2005.

(3)

Gross Income

The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate tax, and insurance costs.  Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements.  Certain leases contain renewal options at various periods at various rental rates.  Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved.  There was no contingent rent earned for the year ended December 31, 2004.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis.  Related adjustments increased base rental income by $43,575 for the year ended December 31, 2004.

LAKEWOOD MALL

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2004 and the nine months ended September 30, 2005 (unaudited)

Minimum rents to be received from tenants under operating leases, which terms range from two to 63 years, as of September 30, 2005, are as follows:

Year
2005	$1,903,855
2006	1,939,647
2007	1,829,941
2008	1,535,156
2009	1,082,386
Thereafter	20,846,070

$29,137,055

(4)

Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, and professional fees are excluded from the Historical Summary.

(5)

Interest Expense

MB REIT will assume a mortgage loan secured by Lakewood Mall in connection with the acquisition.  This mortgage loan had an original balance of $12,100,000.  As of December 31, 2004, the mortgage loan balance is $11,932,841.  The mortgage loan bears a fixed interest rate of 6.01%, payable in monthly installments of interest only through May 1, 2004 and principal and interest thereafter, and matures on April 1, 2024.

Minimum annual principal payments under the terms of the mortgage debt are as follows:

Year
2005	$214,000
2006	228,000
2007	242,000
2008	255,000
2009	273,000
Thereafter	10,720,841

$11,932,841

Independent Auditors’ Report

The Board of Directors
Inland American Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (“Historical Summary”) of Lake View Technology Center (“the Property”) for the year ended December 31, 2004. This Historical Summary is the responsibility of management of Inland American Real Estate Trust, Inc.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting.   Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Post-Effective Amendment No. 1 to Form S-11 of Inland American Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Lake View Technology Center for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois
January 9, 2006

LAKE VIEW TECHNOLOGY CENTER

Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2004 and the nine months ended September 30, 2005 (unaudited)

	For the nine months ended September 30, 2005	For the year ended December 31, 2004
	(unaudited)
Gross income:
Base rental income	$1,520,467	$1,497,837
Operating expense and real estate tax recoveries	151,134	162,043

Total gross income	1,671,601	1,659,880

Direct operating expenses:
Operating expenses	220,867	247,224
Insurance	8,252	8,150
Real estate taxes	122,354	125,399

Total direct operating expenses	351,473	380,773

Excess of gross income over direct operating expenses	$1,320,128	$1,279,107

See accompanying notes to historical summary of gross income and direct operating expenses.

LAKE VIEW TECHNOLOGY CENTER

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2004 and the nine months ended September 30, 2005 (unaudited)

(1)

Business

Lake View Technology Center (“the Property”) is located in Suffolk, VA.  The Property consists of approximately 110,007 square feet of gross leasable area and was approximately 100% occupied at December 31, 2004. The Property is currently leased to a total of two tenants which accounts for approximately 61% of base rental revenue for the year ended December 31, 2004, as a lease expired during the year.  Inland American Real Estate Trust, Inc. (“IARETI”) through its joint venture, Minto Builders (Florida), Inc. (“MB REIT”), closed on the acquisition of the Property on December 2, 2005 with the Jorman Partners, an unaffiliated third party.

(2)

Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 1 to Form S-11 of IARETI and is not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to accompanying unaudited amounts for the nine months ended September 30, 2005.

(3)

Gross Income

The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate tax, and insurance costs.  Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements.  Certain leases contain renewal options at various periods at various rental rates.  Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved.  There was no contingent rent earned for the year ended December 31, 2004.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis.  Related adjustments increased base rental income by $83,186 for the year ended December 31, 2004.

LAKE VIEW TECHNOLOGY CENTER

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2004 and the nine months ended September 30, 2005 (unaudited)

Minimum rents to be received from tenants under operating leases, with terms of 10 years, as of September 30, 2005, are as follows:

Year
2005	$1,871,254
2006	1,909,581
2007	1,960,999
2008	1,986,623
2009	2,019,192
Thereafter	9,699,276

$19,446,925

(4)

Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.